Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

9.    Goodwill and Other Intangible Assets

Goodwill

The change in the carrying amount of goodwill is as follows:

In thousands	Scholastic	Memory Book	Marketing and Publishing Services	Total
Balance at January 1, 2011	$309,927	$391,614	$306,958	$1,008,499
Goodwill additions during the period	—	—	—	—
Impairment of goodwill	—	—	(24,900)	(24,900)
Currency translation	(49)	(436)	—	(485)

Balance at December 31, 2011	$309,878	$391,178	$282,058	$983,114

Goodwill is measured as the excess of the cost of an acquired entity over the fair value assigned to identifiable assets acquired and liabilities assumed. The Company is required to test goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently if impairment indicators occur. The impairment test requires management to make judgments in connection with identifying reporting units, assigning assets and liabilities to reporting units, assigning goodwill and other indefinite-lived intangible assets to reporting units and determining the fair value of each reporting unit.

As part of the annual impairment analysis for each reporting unit, the Company engaged a third-party appraisal firm to assist in the determination of the estimated fair value of each unit. This determination included estimating the fair value using both the income and market approaches. The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates. The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping. Where applicable, the Company weighted both the income and market approach equally to estimate the concluded fair value of each reporting unit. The projections are based on management's best estimate given recent financial performance, market trends, strategic plans and other available information. Changes in these estimates and assumptions could materially affect the determination of fair value and/or impairment for each reporting unit.

The most recent impairment testing was completed as of the beginning of the fourth quarter of fiscal year 2011, at which time the Company recognized aggregate impairment charges of $31.9 million relating to an impairment of goodwill and indefinite-lived intangible assets in its publishing services reporting unit which is included in the Marketing and Publishing Services segment. The impairment charges were primarily attributable to ongoing negative industry-specific factors, including continued constraints in government funding for educational textbook purchasing, the shift towards digital books in the trade book industry and the widespread impact of the Borders Group liquidation. The Company observed a decline in the operating results of the publishing services reporting unit which led management to reduce forecasted sales and profitability for the remainder of 2011 and the discrete periods included in the projections.

As part of such impairment test, the Company first determined that the fair value of the publishing services reporting unit's indefinite-lived intangible assets was $11.0 million as of the testing date and, after comparing the fair value to the carrying value of $18.0 million for such assets, the Company recognized a pre-tax impairment of $7.0 million. The Company next evaluated the recoverability of the publishing services reporting unit's amortizable and depreciable long-lived assets by comparing the carrying value of the respective asset group to the estimated undiscounted future cash flows expected to be generated from such assets. Based on the fact that the undiscounted future cash flows of the asset group over its expected remaining useful life exceeded its carrying value, there was no indication of a lack of recoverability of such cash flows and, therefore, no impairment was measured. The Company then commenced a two-step impairment test of the publishing services reporting unit's goodwill which had a pre-impairment carrying value of $111.2 million. In Step 1, the carrying value of the reporting unit exceeded its estimated fair value and, therefore, the Company proceeded to Step 2. In Step 2, the calculation determined that the implied fair value of the reporting unit's goodwill was $86.3 million and, accordingly, the Company recognized a pre-tax impairment charge of $24.9 million relating to the carrying value of goodwill.

The fair value of each of the Company's other reporting units tested for impairment exceeded its carrying value by between 35% and 139%.

Other Intangible Assets

Information regarding other intangible assets as of December 31, 2011 and January 1, 2011 is as follows:

		2011			2010
In thousands	Estimated useful life	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net

School relationships	10 years	$330,000	$(278,161)	$51,839	$330,000	$(245,287)	$84,713
Internally developed software	2 to 5 years	9,800	(9,800)	—	9,800	(9,800)	—
Patented/unpatented technology	3 years	12,692	(11,670)	1,022	20,380	(18,573)	1,807
Customer relationships	4 to 40 years	158,339	(48,811)	109,528	161,135	(39,123)	122,012
Trademarks (definite lived)	20 years	471	(32)	439	489	(16)	473
Restrictive covenants	3 to 10 years	55,459	(31,373)	24,086	55,125	(28,801)	26,324

		566,761	(379,847)	186,914	576,929	(341,600)	235,329
Trademarks	Indefinite	261,480	—	261,480	268,480	—	268,480

		$828,241	$(379,847)	$448,394	$845,409	$(341,600)	$503,809

Amortization expense related to other intangible assets was $55.8 million for 2011, $57.1 million for 2010 and $57.9 million for 2009. For 2011, approximately $17.5 million of fully amortized patented/unpatented technology, customer relationships and restrictive covenants were written off.

Based on the intangible assets in service as of December 31, 2011, estimated amortization expense for each of the five succeeding fiscal years is $53.0 million for 2012, $35.0 million for 2013, $14.2 million for 2014, $13.5 million for 2015 and $11.7 million for 2016.